SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 29, 1996


                         FIRST EMPIRE STATE CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    New York
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)



               1-9861                                 16-0968385
            ----------------------       ----------------------------------
          (Commission File Number)       (I.R.S. Employer Identification No.)


         One M&T Plaza, Buffalo, New York                         14240
         ------------------------------------------           -------------
         (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code:(716) 842-5445



                                (NOT APPLICABLE)
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     First Empire State Corporation ("First Empire") announced on April 2, 1996 that the National Indemnity Company, the holder of all of the outstanding shares of First Empire's 9% convertible preferred stock ("Preferred Stock"), had converted those shares into 506,930 shares of First Empire common stock, par value $5.00 per share ("Common Stock"), as of the close of business on March 29, 1996. Following the conversion, National Indemnity Company is the holder of 7.41% of the 6,844,923 shares of Common Stock outstanding as of April 1, 1996.

     National Indemnity Company, a subsidiary of Berkshire Hathaway, Inc., was issued 40,000 shares of Preferred Stock on March 15, 1991 for $40 million. The Preferred Stock was converted into shares of the Common Stock at a contractual conversion price of $78.90625 per share.

     The news release issued by First Empire on April 2, 1996 to announce the conversion of the Preferred Stock is set forth as Exhibit No. 99 hereto.

Item 7.  Financial Statements and Exhibits.

     The following exhibits are filed as a part of this report:

          Exhibit No.
          -----------

               99         News release.  Filed herewith.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 FIRST EMPIRE STATE CORPORATION


Date: April 2, 1996                   By:        /s/ Richard A. Lammert
                                                 ----------------------
                                                 Richard A. Lammert
                                                 Senior Vice President, General
                                                 Counsel and Secretary

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





    Report Dated: March 29, 1996            Commission File Number: 1-9861
                  --------------                                    ------





                         FIRST EMPIRE STATE CORPORATION
             (Exact name of Registrant as specified in its charter)







                                    EXHIBITS

                                  EXHIBIT INDEX




                                 Exhibit No. 99

                                  News release.





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